                                                                      EXHIBIT 24




                               POWER OF ATTORNEY



     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 20, 1996                      /s/  Joseph F. Alibrandi
                                            --------------------------
                                            Joseph F. Alibrandi
                                            Director

                               POWER OF ATTORNEY



          The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 20, 1996                      /s/  Daryl J. Carter
                                            ----------------------------
                                            Daryl J. Carter
                                            Director

                               POWER OF ATTORNEY



          The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 20, 1996                      /s/  Christine Garvey
                                            ---------------------------
                                            Christine Garvey
                                            Director

                               POWER OF ATTORNEY



          The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 20, 1996                      /s/  Nelson C. Rising
                                            ---------------------------
                                            Nelson C. Rising
                                            Director

                               POWER OF ATTORNEY



          The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 20, 1996                      /s/  Joseph R. Seiger
                                            --------------------------
                                            Joseph R. Seiger
                                            Director

                               POWER OF ATTORNEY



          The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 20, 1996                      /s/  Jacqueline R. Slater
                                            ---------------------------
                                            Jacqueline R. Slater
                                            Director

                               POWER OF ATTORNEY



          The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 20, 1996                      /s/ Thomas M. Steinberg
                                            -------------------------
                                            Thomas M. Steinberg
                                            Director

                               POWER OF ATTORNEY



          The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 20, 1996                      /s/  Tom C. Stickel
                                            ---------------------------
                                            Tom C. Stickel
                                            Director

                               POWER OF ATTORNEY



          The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 20, 1996                      /s/ Beverly Benedict Thomas
                                            -----------------------------
                                            Beverly Benedict Thomas
                                            Director